SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - January 29, 2004


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
(State or other jurisdiction of Incorporation)

                0-6508                       13-3458955
        (Commission File Number)    (IRS Employer Identification No.)

                   105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)


EXPLANATORY NOTE

     This Amendment No. 1 to the Form 8-K of IEC Electronics Corp. ("IEC", the "Company", "We", "Our") which was orginally filed on January 29, 2004 ("Form 8-K") is being amended (i) to change the Date of the Report (Date of earliest event reported) to January 29, 2004, (ii) to file the report under item 12 rather than item 9, and (iii) to correct the date on the signature page so that it will read "2004" rather than "2003).

     This Amendment No. 1 sets forth the entire Form 8-K, as amended.

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Item 7. Financial Statements and Exhibits

     (c) Exhibits

     99.1  Press Release issued by IEC Electronics Corp. dated January 29, 2004

     99.2 Supplemental financial data posted on the website of IEC Electronics Corp. (www.iec-electronics.com/1stquarter2004pr.htm) on January 29, 2004

Item 12.  Results of Operations and Financial Condition

     On January 29, 2004, IEC Electronics Corp. issued a press release announcing its financial results for the fiscal quarter ended December 26, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. On
January 29, 2004, IEC Electronics Corp. posted on its website certain supplemental financial data for the fiscal quarter ended December 26, 2003. A copy of that information is furnished as Exhibit 99.2 to this report.

     The information in this Form 8-K/A and Exhibits 99.1 and 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to IEC Electronics Corp.'s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at IEC Electronics Corp.'s Internet address is not part of this report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        IEC Electronics Corp.
                                        ---------------------
                                        (Registrant)




Date:  January 29, 2004                 By:/s/ W. Barry Gilbert
                                        ----------------------
                                               W. Barry Gilbert
                                               Chairman, Acting Chief
                                               Executive Officer

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